UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 17, 2009

Yadkin Valley Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

000-52099	20-4495993
(Commission File Number)	(IRS Employer Identification No.)

209 North Bridge Street, Elkin, North Carolina	28621-3404
(Address of principal executive offices)	(Zip Code)

(336) 526-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01             COMPLETION OF ACQUISITION

On April 17, 2009 pursuant to the terms and conditions of the Agreement and Plan of Reorganization, dated as of September 9, 2008 (the “Merger Agreement”) by and among Yadkin Valley Financial Corporation (“Yadkin Valley”) and American Community Bancshares, Inc. (“American Community”), Yadkin Valley and American Community completed the merger (the “Merger”) in which American Community merged with and into Yadkin Valley, with Yadkin Valley as the surviving holding company, and American Community Bank, a subsidiary of American Community, merged with and into Yadkin Valley’s subsidiary bank, Yadkin Valley Bank and Trust Company.

Pursuant to the Merger Agreement, each share of American Community common stock outstanding at the effective time of the merger was converted into the right to receive either 0.8517 shares of Yadkin Valley common stock, $12.35 in cash, or a combination of both cash and shares of Yadkin Valley common stock. In total, 80.5% of American Community’s outstanding shares of common stock will be exchanged for shares of Yadkin Valley common stock and 19.5% of American Community’s outstanding shares of common stock will be exchanged for cash. Yadkin Valley will issue an aggregate amount of approximately 4.5 million shares and pay an aggregate of approximately $16.1 million to American Community stockholders.  Approximately, 175,000 American Community stock options will be converted into Yadkin Valley stock options or will be cashed out.

American Community shareholders, who were shareholders of record as of April 17, 2009, should expect to receive election and transmittal forms on or about the week of April 27, 2009.  American Community shareholders must complete these forms and return them to Yadkin Valley’s transfer agent no later than May 15, 2009 to participate in the election process.  Details of the election and transmittal process are outlined in the joint proxy statement/prospectus previously mailed to shareholders on or about January 21, 2009.

This description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to this Current Report on Form 8-K. A copy of the press release announcing the shareholder approval of the Merger is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, Yadkin Valley and American Community filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a definitive joint proxy statement/prospectus. The Form S-4 was declared effective by the SEC on January 16, 2009, and the definitive joint proxy statement/prospectus was filed with the SEC on January 20, 2009.  In addition, a supplement to the joint proxy statement/prospectus was filed on April 1, 2009.   Each of Yadkin Valley and American Community may also file with the SEC other documents regarding the proposed merger. Shareholders may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Yadkin Valley and American Community, at the SEC’s internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to William A. Long, President and CEO, Yadkin Valley Financial Corporation, 209 North Bridge Street, Elkin, North Carolina 28621-3404, (336-526-6300), or by accessing Yadkin Valley’s website at http://www.yadkinvalleybank.com under “Documents” within the Investor Relations section or American Community’s website at http://www.americancommunitybank.com under “About Us/Investor Relations/SEC Filings.”

The information on Yadkin Valley’s website is not, and shall not be deemed to be, a part of this document or incorporated into other filings either company makes with the SEC.

SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, INCLUDING ALL SUPPLEMENTS THERETO, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC REGARDING THE TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

ITEM 5.02(d).       ADDITION OF DIRECTORS

Further, effective April 18, 2009, the boards of directors of each of Yadkin Valley and its wholly owned bank subsidiary, Yadkin Valley Bank and Trust Company, appointed five new members to the respective boards of directors, as contemplated by the Merger Agreement . The five new directors are: Thomas J. Hall, Larry S. Helms, Randy P. Helton, Peter A. Pappas, and Allison J. Smith.  As a result of these additions, the size of the board of directors of each of Yadkin Valley And Yadkin Valley Bank was increased from 13 members to 18 members.

Thomas J. Hall (61) an American Community director since 1998, is currently the president of Hall Group, Inc., in Charlotte, North Carolina, a real estate holding company.  Larry S. Helms (63), an American Community director since 1998, is currently the owner of Larry S. Helms and Associates, in Monroe, North Carolina, an insurance agency.  Randy P. Helton (53), served as the president, chief executive officer, director and chairperson of American Community’s Board since 1998.  Peter A. Pappas (47), an American Community director since 2003, is currently the president and managing partner of Pappas Properties, LLC, in Charlotte, North Carolina, a real estate development company.  Alison J. Smith (54), an American Community director since 2000, is currently president of Smith Capital, Inc., in Charlotte, North Carolina, a financial advisory and investment banking company.

No committee assignments have been made yet for these new directors.  All new directors are entitled to receive directors’ fees for their service as board members, and such fees will be described in more detail in the Company’s Annual Proxy Report filed on Schedule 14A.

ITEM 7.01             REGULATION FD

Submission of Matters to a Vote of Security Holders.

On April 16, 2009, Yadkin Valley held its Special Meeting of Shareholders to approve the Merger.  The following table sets forth the total number of votes cast, the number of votes case for the Merger, the number of votes against the Merger, and the number of votes abstaining (there were no broker non-votes).  The results of the Special Meeting of Shareholders were as follows:

For Proposal No. 1  The approval of the merger with American Community Bancshares, Inc.:

VOTES CAST	For	Against	Abstain

9,440,654	6,090,778	3,248,082	101,794

For Proposal No. 2  The vote on the authority to adjourn the Special Meeting and solicit proxies:

VOTES CAST	For	Against	Abstain

9,440,654	6,641,169	2,647,513	151,973

No other matters were submitted to shareholders for a vote during the Special Meeting held April 16, 2009.

On April 16, 2009, American Community held its Special Meeting of Shareholders to approve the Merger.  The following table sets forth the total number of votes cast, the number of votes case for the Merger, the number of votes against the Merger, and the number of votes abstaining (there were no broker non-votes).  The results of the American Community Special Meeting of Shareholders were as follows:

For Proposal No. 1  The approval of the merger with Yadkin Valley Financial Corporation:

VOTES CAST	For	Against	Abstain

4,709,728	4,556,362	127,725	25,640

For Proposal No. 2  The vote on the authority to adjourn the Special Meeting and solicit proxies:

VOTES CAST	For	Against	Abstain

4,709,728	4,527,116	141,695	40,916

No other matters were submitted to shareholders for a vote during the American Community Special Meeting held April 16, 2009.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

The required financial statements of American Community Bancshares, Inc., were previously filed with Supplement No. 1 dated April 1, 2009 to the Joint Proxy Statement/ Prospectus dated January 16, 2009 filed pursuant to Rule No. 424b(3)(Registration No. 333-156417) and, accordingly, are not required to be filed herewith pursuant to General Instruction B.3 of Form 8-K.

(b) Pro forma financial information.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 days after April 17, 2009.

(c) Exhibits

The following exhibits are filed herewith:

Exhibit 2.1                                      Agreement and Plan of Reorganization dated September 9, 2008, by and among Yadkin Valley Financial Corporation and American Community Bancshares, Inc. (1)

Exhibit 99.1                                Press release dated April 16, 2009.

(1) Incorporated by reference to Exhibit 2.1 of the Yadkin Valley Financial Corporation Current Report on Form 8-K,  previously filed with the SEC on September 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YADKIN VALLEY FINANCIAL CORPORATION

By:	/s/ Edwin E. Laws
Name:	Edwin E. Laws
Title:	Chief Financial Officer and Executive Vice President

Dated: April 21, 2009

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit No.	Exhibit

99.1	Press Release dated April 16, 2009.